EXHIBIT 32.1
CERTIFICATION
      In connection with the Annual Report of Midwest Banc Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2005, as filed with the Securities and Exchange Commission on March 15, 2006 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. Giancola

Name: James J. Giancola

Title:	President and Chief Executive Officer
Date: March 15, 2006

/s/ Daniel R. Kadolph

Name: Daniel R. Kadolph

Title:	Senior Vice President and Chief Financial Officer
Date: March 15, 2006